SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 14, 2002

                 BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT
                                  RIGHTS TRUST
                    (Exact Name of Registrant as Specified in
                                    Charter)

         Delaware                    0-32301                          76-6168223
      (State or Other            (Commission File               (I.R.S. Employer
      Jurisdiction of                Number)                 Identification No.)
      Incorporation)


3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

      On October 14, 2002, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") issued the press release attached as
Exhibit 99.1, which is hereby incorporated herein by reference, announcing the filing by the defendant cross-appellant of its opening brief ("Opening Brief") with the U.S. Court of Appeals for the Federal Circuit (the "Appeals Court"). The Opening Brief was filed with the Appeals Court on September 30, 2002, a copy of which is attached as Exhibit 99.2, and is hereby incorporated herein by reference. The description of the Opening Brief is qualified in its entirety to the full text of such Brief.


Item 7. Financial Statements and Exhibits.

       (c)   The following exhibits are filed with this report:

             Exhibit Number                            Description

                  99.1                   Press Release Issued October 14, 2002.

                  99.2 Defendant Cross-Appellant's Opening Brief Filed September 30, 2002

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST


                              By:  /s/ Jonathon K. Heffron
                                 --------------------------------
                              Name:  Jonathon K. Heffron
                              Title: Litigation Trustee

Dated:      October 15, 2002

                                  Exhibit Index

             Exhibit Number                            Description

                  99.1                   Press Release Issued October 14, 2002.

                  99.2 Defendant Cross-Appellant's Opening Brief Filed September 30, 2002